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                                                                 EXHIBIT 23.2(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 20, 2001 included in the Comair Savings and Investment Plan Annual Report on Form 11-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                      /s/ ARTHUR ANDERSEN LLP


Cincinnati, Ohio
November 19, 2001


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